EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 20-F, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Satélites Mexicanos, S. A. de C. V. (the “Company”) on Form 20-F for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Luis Fernando Stein Velasco , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ LUIS FERNANDO STEIN VELASCO
	Name:	Luis Fernando Stein Velasco
	Title:	Chief Financial Officer
June 29, 2009